UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 2006

                    Direct Response Financial Services, Inc.

             (Exact name of registrant as specified in its charter)

          Colorado                      333-52268               84-1547578
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                              2899 AGOURA ROAD #115
                           WESTLAKE VILLAGE, CA 91361
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (818) 735-3726

                                   Copies to:
                             DARRIN M. OCASIO, ESQ.
                       SICHENZIA ROSS FRIEDMAN FERENCE LLP
                     1065 AVENUE OF THE AMERICAS, 21ST FLR.
                            NEW YORK, NEW YORK 10018
                                 (212) 930-9700
                              (212) 930-9725 (FAX)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In connection with the preparation of responses to comment letters sent to Direct Response Financial Services, Inc. (the "Company") by the Securities and Exchange Commission (the "Commission") on February 10, 2006, management of the Company determined that the financial statements included in the Company's Annual Report on Form 10-KSB for the years ended January 31, 2004 and January 31, 2005 (the "Annual Report"), did not account for certain embedded derivatives during those periods. Such financial statements should no longer be relied upon.

In particular:

o With regard to the Company's 8% convertible debenture and common stock purchase warrants issued to La Jolla Cove Investors, Inc. in January 2003, the Company believes that the convertible debenture and the warrants contain embedded derivatives. The Company has concluded that further adjustment for the embedded derivatives result from the requirement that the conversions and warrant exercises must be settled in shares of free-trading common stock. The Company has further concluded that favorable embedded features present in the instruments should be valued separately at the date of issuance. Further, the Company has determined that the extension of the maturity and expiration dates of the convertible debenture and warrants to January 9, 2006, and January 9, 2007, respectively, on March 23, 2005 requires a recalculation of the favorable embedded features.

In addition to the foregoing, the following additional changes to the Company's financial statements will be made:

o The date contained in the audit opinion of the Company's independent registered public accounting firm for the year ended January 31, 2005 was listed in error. The year "2005" was not noted and was inadvertently omitted. The Company will be amending the Annual Report to revise the date of the audit opinion.

The Company has discussed this matter with its independent registered public accounting firm.

Accordingly, the Company is in the process of amending its Annual Report, originally filed with the Commission on May 2, 2005, and restating its financial statements for the years ended January 31, 2004 and January 31, 2005, to take the above into account. The new financial statements which should be relied upon will be set forth in an amended annual report on Form 10-KSB which the Company anticipates will be filed within thirty (30) days following the date of this Current Report on Form 8-K.

Complete Description

The foregoing description of the anticipated new financial statements is not a complete summary. You are urged to read the complete document on Form 10-KSB, copies of which may be found after filing by the Company, on the website of the Commission at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Direct Response Financial Services, Inc.


Date: February 22, 2006                 /s/ T. Randolph Catanese
                                        ----------------------------------------
                                        T. Randolph Catanese
                                        Chief Executive Officer